Exhibit 99.A

                                 AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


          Payment Date: 15 May 2000.
          Calculation Date: 9 May 2000.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          -------------------------------------------------------------------------------------------------------
                                           Prior Balance        Deposits         Withdrawals       Balance on
                                                                                                 Calculation Date
          -------------------------------------------------------------------------------------------------------
                                             11-Apr-00                                              09-May-00

          Lessee Funded Account                       0.00               0.00              (0.00)           0.00
          Expense Account (note ii)           3,035,933.20      15,982,950.96     (16,077,433.02)   2,941,451.14
          Collection Account (note iii)     205,797,842.71      35,614,918.00     (52,590,468.71) 188,822,292.00
          -------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve          40,000,000.00                                         40,000,000.00
           -  Maintenance Reserve            80,000,000.00                                         80,000,000.00
           -  Security Deposit               43,884,068.00                                         38,207,374.00
           -  Other Collections (net of
                interim withdrawals)         41,913,774.71                                         30,614,918.00
          -------------------------------------------------------------------------------------------------------
          Total                             208,833,775.91      51,597,868.96     (68,667,901.73) 191,763,743.14
          -------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          -------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (April 11,2000)                                      3,035,933.20
          Transfer from Collection Account (previous Payment Date)                                  10,964,066.80
          Transfer from Collection Account (interim deposit)                                         5,000,000.00
          Interest Earned during period                                                                18,884.16
          Payments during period between
          prior Calculation Date and the relevant Calculation Date:
           - Payments on previous Payment Date                                                     (3,356,965.44)
           - Other payments                                                                       (12,720,467.58)
                                                                                               ------------------
          Balance on relevant Calculation Date (May 9, 2000)                                        2,941,451.14
          -------------------------------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          -------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (April 11,2000)                                   205,797,842.71
          Collections during period                                                                35,529,638.82
          Swap receipts (previous Payment Date)                                                        85,279.18
          Transfer to Expense Account  (previous Payment Date)                                    (10,964,066.80)
          Transfer to Expense Account  (interim withdrawal)                                        (5,000,000.00)
          Net transfer to Lessee Funded Accounts                                                            0.00
          Aggregate Certificate Payments (previous Payment Date)                                  (36,287,016.12)
          Swap payments (previous Payment Date)                                                      (339,385.79)
                                                                                               ------------------
          Balance on relevant Calculation Date (May 9, 2000)                                      188,822,292.00
          -------------------------------------------------------------------------------------------------------

                                 AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

================================================================================
                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

           Priority of Payments
        (i)Required Expense Amount                              12,000,000.00
       (ii)a) Class A Interest                                  10,111,432.38
           b) Swap Payments                                        273,676.66
      (iii)First Collection Account Top-up                     120,000,000.00
       (iv)Minimum Hedge Payment                                         0.00
        (v)Class A Minimum Principal                                     0.00
       (vi)Class B Interest                                      1,556,338.87
      (vii)Class B Minimum Principal                                     0.00
     (viii)Class C Interest                                      2,375,979.69
       (ix)Class D Interest                                      3,580,412.50
        (x)Second Collection Account Top-up                     38,396,498.00
       (xi)Class A Principal Adjustment Amount                   3,469,405.04
      (xii)Class C Scheduled Principal                                   0.00
     (xiii)Class D Scheduled Principal                                   0.00
      (xiv)Modification Payments                                         0.00
       (xv)Soft Bullet Note Step-up Interest                             0.00
      (xvi)Class E Minimum Interest                                      0.00
     (xvii)Supplemental Hedge Payment                                    0.00
    (xviii)Class B Supplemental Principal                                0.00
      (xix)Class A Supplemental Principal                                0.00
       (xx)Class D Outstanding Principal                                 0.00
      (xxi)Class C Outstanding Principal                                 0.00
     (xxii)Class E Supplemental Interest                                 0.00
    (xxiii)Class B Outstanding Principal                                 0.00
     (xxiv)Class A Outstanding Principal                                 0.00
      (xxv)Class E Accrued Unpaid Interest                               0.00
     (xxvi)Class E Outstanding Principal                                 0.00
    (xxvii)Charitable Trust                                              0.00
                                                             -------------------
Total Payments with respect to Payment Date                    191,763,743.14
      Less Collection Account Top-Ups ((iii) and (x)above)    (158,396,498.00)
                                                             -------------------
                                                                  33,367,245.14
                                                             ===================

================================================================================

                                 AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

     -------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                         A-4              A-6             A-7              A-8           Class B
          --------------------------
          Applicable LIBOR                              6.13000%         6.13000%        6.13000%         6.13000%          6.13000%
          Applicable Margin                             0.62000%         0.34000%        0.26000%         0.37500%          0.75000%
          Applicable Interest Rate                      6.75000%         6.47000%        6.39000%         6.50500%          6.88000%
          Interest Amount Payable                   1,050,000.00     2,786,321.27    2,733,500.00     3,541,611.11      1,556,338.87
          Step Up Interest Amount                           0.00             0.00            0.00             0.00              0.00

          Opening Principal Balance               200,000,000.00   553,695,990.36  550,000,000.00   700,000,000.00    290,844,058.21
          Minimum Principal Payment Amount                  0.00             0.00            0.00             0.00              0.00
          Adjusted Principal Payment Amount                 0.00     3,469,405.04            0.00             0.00              0.00
          Supplemental Principal Payment Amount             0.00             0.00            0.00             0.00              0.00
          Total Principal Distribution Amount               0.00     3,469,405.04            0.00             0.00              0.00
          Redemption Amount
           - amount allocable to principal                  0.00             0.00            0.00             0.00              0.00
           - premium allocable to premium                   0.00             0.00            0.00             0.00              0.00
                                                 -----------------------------------------------------------------------------------
          Outstanding Principal Balance
           (May 15, 2000)                         200,000,000.00   550,226,585.32  550,000,000.00   700,000,000.00    290,844,058.21
     -------------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                        Class C          Class D
          -----------------------
          Applicable Interest Rate                       8.1500%         10.8750%
          Interest Amount Payable                   2,375,979.69     3,580,412.50

          Opening Principal Balance               349,837,500.00   395,080,000.00
          Scheduled Principal Payment Amount                0.00             0.00
          Redemption Amount                                 0.00             0.00
           - amount allocable to principal                  0.00             0.00
           - amount allocable to premium                    0.00             0.00
          Actual Pool Factor                           0.9329000        0.9877000
                                                 ---------------------------------
          Outstanding Principal Balance
           (May 15, 2000)                         349,837,500.00   395,080,000.00
     -----------------------------------------------------------------------------

     Table of rescheduled Pool Factors                       n/a              n/a
       in the event of a partial redemption

                                 AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
     ----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                          A-4           A-6            A-7             A-8         Class B
     Applicable LIBOR                                6.52250%      6.52250%       6.52250%        6.52250%        6.52250%
     Applicable Margin                               0.62000%      0.34000%       0.26000%        0.37500%        0.75000%
     Applicable Interest Rate                        7.14250%      6.86250%       6.78250%        6.89750%        7.27250%
---------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial
     Outstanding Principal Balance of Certificates)
     ----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                          A-4           A-6            A-7             A-8         Class B

     Opening Principal Amount                        2,000.00      5,536.96       5,500.00        7,000.00        2,908.44
     Total Principal Payments                            0.00         34.69           0.00            0.00            0.00
                                                    -----------------------------------------------------------------------
     Closing Outstanding Principal Balance           2,000.00      5,502.27       5,500.00        7,000.00        2,908.44

     Total Interest                                     10.50         27.86          27.34           35.42           15.56
     Total Premium                                       0.00          0.00           0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                    Class C           Class D

     Opening Principal Amount                      3,498.38          3,950.80
     Total Principal Payments                          0.00              0.00
                                    ------------------------------------------
     Outstanding Principal Balance                 3,498.38          3,950.80

     Total Interest                                   23.76             35.80
     Total Premium                                     0.00              0.00
------------------------------------------------------------------------------